EXHIBIT (24)

THE GORMAN-RUPP COMPANY

CERTIFICATE OF THE SECRETARY

     The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the “Company”), and that the following resolutions were duly adopted by the Company’s Board of Directors at a duly noticed and called meeting held on February 24, 2005 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

     RESOLVED, that the executive officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, the Company’s 2004 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

     FURTHER RESOLVED, that Jeffrey S. Gorman, David P. Emmens and Anthony R. Moore, and each of them, hereby are appointed attorneys for the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign and file the Company’s 2004 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

     FURTHER RESOLVED, that the executive officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

     IN WITNESS WHEREOF, I have hereunto signed this Certificate this 10th day of March, 2005.

/s/DAVID P. EMMENS

David P. Emmens
Corporate Secretary

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EXHIBIT (24)

POWER OF ATTORNEY

     The undersigned, The Gorman-Rupp Company (the “Company”), by the undersigned executive officer of the Company hereunto duly authorized, hereby appoints Jeffrey S. Gorman, David P. Emmens and Anthony R. Moore, and each of them, as attorneys for the Company, with full power of substitution and resubstitution, for and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company’s 2004 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

     Executed this 10th day of March 2005.

THE GORMAN-RUPP COMPANY

BY:	/s/ DAVID P. EMMENS

David P. Emmens
Corporate Secretary

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EXHIBIT (24)

POWER OF ATTORNEY

The undersigned Directors and Officers of The Gorman-Rupp Company (the “Company”) hereby appoint Jeffrey S. Gorman, David P. Emmens, and Anthony R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company’s 2004 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed as of the 24th day of February, 2005

/s/JEFFREY S. GORMAN	President, Principal Executive
Officer and Director
Jeffrey S. Gorman

/s/ROBERT E. KIRKENDALL	Senior Vice President and Principal Financial
and Accounting Officer
Robert E. Kirkendall

/s/JAMES C. GORMAN	Director

James C. Gorman

/s/THOMAS E. HOAGLIN	Director

Thomas E. Hoaglin

/s/CHRISTOPHER H. LAKE	Director

Christopher H. Lake

/s/PETER B. LAKE	Director

Peter B. Lake

/s/RICK R. TAYLOR	Director

Rick R. Taylor

/s/W. WAYNE WALSTON	Director

W. Wayne Walston

/s/JOHN A. WALTER	Director

John A. Walter

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